                                                                    EXHIBIT 24.2


                 DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                       WILSONS THE LEATHER EXPERTS INC.

                               Power of Attorney
                          of Director and/or Officer

     The undersigned director and/or officer of the direct and indirect domestic subsidiaries of Wilsons The Leather Experts Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Douglas J. Treff, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantors with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Wilsons The Leather Experts Inc. and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of September, 1997.



                                             /s/ Joel N. Waller
                                             ------------------------------
                                             Joel N. Waller

                                   EXHIBIT A
                                   ---------

                             Subsidiary Guarantors
                             ---------------------


Wilsons Leather Holdings Inc.
Wilsons Center, Inc.
Rosedale Wilsons, Inc.
River Hills Wilsons, Inc.
Bermans The Leather Experts Inc.
Wilsons House of Suede, Inc.
Wilsons Tannery West, Inc.
Wilsons Leather of Alabama Inc.
Wilsons Leather of Connecticut Inc.
Wilsons Leather of Florida Inc.
Wilsons Leather of Georgia Inc.
Wilsons Leather of Indiana Inc.
Wilsons Leather of Iowa Inc.
Wilsons Leather of Louisiana Inc.
Wilsons Leather of Maryland Inc.
Wilsons Leather of Massachusetts Inc.
Wilsons Leather of Michigan Inc.
Wilsons Leather of New Jersey Inc.
Wilsons Leather of New York Inc.
Wilsons Leather of North Carolina Inc.
Wilsons Leather of Ohio Inc.
Wilsons Leather of Pennsylvania Inc.
Wilsons Leather of Rhode Island Inc.
Wilsons Leather of Tennessee Inc.
Wilsons Leather of Texas Inc.
Wilsons Leather of Virginia Inc.
Wilsons Leather of West Virginia Inc.
Wilsons Leather of Wisconsin Inc.
Wilsons Leather of Arkansas Inc.
Wilsons Leather of Delaware Inc.
Wilsons Leather of Mississippi Inc.
Wilsons Leather of Missouri Inc.
Wilsons Leather of South Carolina Inc.
Wilsons Leather of Vermont Inc.
Wilsons International Inc.

                 DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                       WILSONS THE LEATHER EXPERTS INC.

                               Power of Attorney
                          of Director and/or Officer

     The undersigned director and/or officer of the direct and indirect domestic subsidiaries of Wilsons The Leather Experts Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Douglas J. Treff, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantors with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Wilsons The Leather Experts Inc. and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of September, 1997.



                                             /s/ David L. Rogers
                                             ------------------------------
                                             David L. Rogers

                                   EXHIBIT A
                                   ---------

                             Subsidiary Guarantors
                             ---------------------


Wilsons Leather Holdings Inc.
Wilsons Center, Inc.
Rosedale Wilsons, Inc.
River Hills Wilsons, Inc.
Bermans The Leather Experts Inc.
Wilsons House of Suede, Inc.
Wilsons Tannery West, Inc.
Wilsons Leather of Alabama Inc.
Wilsons Leather of Connecticut Inc.
Wilsons Leather of Florida Inc.
Wilsons Leather of Georgia Inc.
Wilsons Leather of Indiana Inc.
Wilsons Leather of Iowa Inc.
Wilsons Leather of Louisiana Inc.
Wilsons Leather of Maryland Inc.
Wilsons Leather of Massachusetts Inc.
Wilsons Leather of Michigan Inc.
Wilsons Leather of New Jersey Inc.
Wilsons Leather of New York Inc.
Wilsons Leather of North Carolina Inc.
Wilsons Leather of Ohio Inc.
Wilsons Leather of Pennsylvania Inc.
Wilsons Leather of Rhode Island Inc.
Wilsons Leather of Tennessee Inc.
Wilsons Leather of Texas Inc.
Wilsons Leather of Virginia Inc.
Wilsons Leather of West Virginia Inc.
Wilsons Leather of Wisconsin Inc.
Wilsons Leather of Arkansas Inc.
Wilsons Leather of Delaware Inc.
Wilsons Leather of Mississippi Inc.
Wilsons Leather of Missouri Inc.
Wilsons Leather of South Carolina Inc.
Wilsons Leather of Vermont Inc.
Wilsons International Inc.

                 DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                       WILSONS THE LEATHER EXPERTS INC.

                               Power of Attorney
                          of Director and/or Officer

     The undersigned director and/or officer of the direct and indirect domestic subsidiaries of Wilsons The Leather Experts Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint Joel N. Waller, David L. Rogers and Douglas J. Treff, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Guarantors with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Wilsons The Leather Experts Inc. and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of September, 1997.


                                             /s/ Douglas J. Treff
                                             ------------------------------
                                             Douglas J. Treff

                                   EXHIBIT A
                                   ---------

                             Subsidiary Guarantors
                             ---------------------


Wilsons Leather Holdings Inc.
Wilsons Center, Inc.
Rosedale Wilsons, Inc.
River Hills Wilsons, Inc.
Bermans The Leather Experts Inc.
Wilsons House of Suede, Inc.
Wilsons Tannery West, Inc.
Wilsons Leather of Alabama Inc.
Wilsons Leather of Connecticut Inc.
Wilsons Leather of Florida Inc.
Wilsons Leather of Georgia Inc.
Wilsons Leather of Indiana Inc.
Wilsons Leather of Iowa Inc.
Wilsons Leather of Louisiana Inc.
Wilsons Leather of Maryland Inc.
Wilsons Leather of Massachusetts Inc.
Wilsons Leather of Michigan Inc.
Wilsons Leather of New Jersey Inc.
Wilsons Leather of New York Inc.
Wilsons Leather of North Carolina Inc.
Wilsons Leather of Ohio Inc.
Wilsons Leather of Pennsylvania Inc.
Wilsons Leather of Rhode Island Inc.
Wilsons Leather of Tennessee Inc.
Wilsons Leather of Texas Inc.
Wilsons Leather of Virginia Inc.
Wilsons Leather of West Virginia Inc.
Wilsons Leather of Wisconsin Inc.
Wilsons Leather of Arkansas Inc.
Wilsons Leather of Delaware Inc.
Wilsons Leather of Mississippi Inc.
Wilsons Leather of Missouri Inc.
Wilsons Leather of South Carolina Inc.
Wilsons Leather of Vermont Inc.
Wilsons International Inc.